27 COMMITMENTS	12 Months Ended
Dec. 31, 2019
Commitments [Abstract]
COMMITMENTS

27    COMMITMENTS

27.a) Take-or-pay contracts

As of December 31,2019 and 2018, the Company was a party to take-or-pay contracts as shown in the following table:

	Payments in the period
Type of service	2018	2019	2020	2021	2022	After 2022	Total

Transportation of iron ore, coal, coke, steel products, cement and mining products.	406,920	1,555,398	1,184,627	1,106,047	1,136,469	4,441,842	7,868,985

Supply of power, natural gas, oxygen, nitrogen, argon, iron ore pellets, coal and clinquer.	658,166	966,405	391,750	33,317	24,940	200,121	650,128

Processing of furnace sludge and slag resulting from the production process of pig iron and steel	9,467	56,024	21,164	11,571	11,571	3,599	47,905

Manufacturing, repair, recovery and production of ingot casting machine units.	21,533	5,930	1,896				1,896

	1,096,086	2,583,757	1,599,437	1,150,935	1,172,980	4,645,562	8,568,914

27.b) Projects and other commitments

·          Transnordestina project

The Transnordestina project which corresponds to rail network II of the Northeast Railway System, includes building 1,753 km of new, next-generation, wide-gauge tracks. The project posts an evolution of 52% progress which was expected to completion for 2017, completion period currently under discussion with the responsible agencies.

The Company expects that the investments will permit Transnordestina Logística S.A., the concessionaire that holds the Transnordestina project, to transport of several products, such as iron ore, limestone, soy, cotton, sugarcane, fertilizers, oil, and fuel. The concession will expire in 2057 and can be terminated before this date if the minimum return agreed with the Government is reached. Transnordestina obtained the environmental authorizationsrequired and implementation is advanced in certain regions.

The sources of financing for the project are: (i) financing granted by Banco do Nordeste/ FNE and the BNDES, (ii) debentures issued by FDNE, (iii) Permanent Track Use contracts, and (iv) contribution of capital by CSN and public shareholders. The approved construction investment is R$7,542,000 and the balance of disbursable funds will be adjusted using the IPCA as from April 2012. Should additional funds be required, they will be provided by CSN and/or third parties under Permanent Track Use contracts.

Currently, the approved budget is composed as follows: Missão Velha-Salgueiro: R$0.4 billion, Salgueiro-Trindade: R$0.7 billion, Trindade-Eliseu Martins: R$2.4 billion, Missão Velha-Porto de Pecém: R$3 billion, Salgueiro-Porto de Suape: R$4.7 billion, amounting R$ 11.2 billion. The project is currently in the process of budged adjustment and the proposed amount is R$13.2 Billion.

The Company guarantees 100% of TLSA’s financing granted by Banco do Nordeste/FNE and the BNDES, and 50.97% of the debentures issued by FDNE (includes the corporate guarantee of 48.47%, a collateral letter of 1.25% issued to BNB and the corporate guarantee of 1.25% pledged to BNB). Under the FDNE charter, approved by Federal Decree nº 6,952/2009, and the Investment Agreement entered into with the public shareholders/ financiers, up to 50% of the debentures may be converted into TLSA shares.

The Court of Auditors of the Union - TCU through a protective order issued in May 2016, regarding the case TC 012.179/2016, suspended new transfers of public resources to TLSA from Valec Engenharia, Construções e Ferrovias S.A., Fundo de Investimento do Nordeste – FINOR, Fundo Constitucional de Financiamento do Nordeste – FNE, Fundo de Desenvolvimento do Nordeste – FDNE, Banco Nacional de Desenvolvimento Econômico e Social – BNDES and BNDES Participações S.A.– BNDESPar. After filing an appeal against the protective order and providing the necessary explanations, in June 2016 the order issued by TCU was withdrawn unanimously by the members of this court, with the continuity of planned investments having been restored.

By means of another protective order issued in January 2017, relating to the case TC 012.179/2016, the Court of Auditors of the Union suspended new transfers of public resources to TLSA by Valec Engenharia, Construções e Ferrovias S.A., Fundo de Investimento do Nordeste – FINOR, Fundo Constitucional de Financiamento do Nordeste – FNE, Fundo de Desenvolvimento do Nordeste – FDNE, Banco Nacional de Desenvolvimento Econômico e Social – BNDES and BNDES Participações S.A.– BNDESPar. The Company has provided the required clarifications to the TCU and has acted firmly in order that the decision can be repealed soon and the flow of investments planned can be restored.

The Company concluded in December / 2019, according to the scheduled schedule, the engineering deliveries referring to the revision of the projects of the sections to be executed, as well as the survey of the services already executed in the sections in progress and completed (“as built”), in a way to allow the validation of the regulatory budget and the preparation of a revisited schedule. The Company awaits the analysis to be carried out by the regulatory agency, whose management's expectation is that it will be carried out during the first half of 2020.

There is an administrative procedure with the ANTT (National Land Transportation Agency) which evaluates the regular compliance with the obligations of the Concession Agreement corresponding to System II by Concessionaire TLSA. ANTT’s technical area, in a unilateral opinion, understood that non-compliance with the contractual obligations by the Concessionaire is evidenced. The technical area’s opinion is under evaluation and, if the irregularity is proven, ANTT may open new process to apply the applicable penalties, among them, forfeiture. The procedure is in fact finding phase and until the moment there is no final decision on the merit.

·       FTL – Ferrovia Transnordestina Logística S.A. (Operational rail network)

In relation to the rail network I, operates by Ferrovia Transnordestina Logística S.A.(“FTL”) - there is an administrative procedure before the National Agency for Land Transportation (“ANTT”) that analyzes the regular fulfillment of the obligations of the Concession Agreement by the Concessionaire FTL. In view of a unilateral analysis, ANTT informed that FTL would have failed to comply with the TAC (Conduct Adjustment Agreement) signed in 2013 as a result of the non-compliance with the production target for 2013. In this context, the agency proposed to the Union the declaration of the expiry of the FTL Concession Contract and the initiation of an administrative proceeding within the scope of the Superintendence of Infrastructure and Railroad Cargo Transport Services - SUFER. The Company continues to rely on ANTT's positioning.